Exhibit 1.1

                             [FRONT OF CERTIFICATE]

               Temporary Certificate - Exchangeable for Definitive
                Engraved Certificate when Available for Delivery

                           IRON MOUNTAIN INCORPORATED

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

[Graphic which contains:  Number                 [Graphic which contains: Shares
         FBU ______ ]                                    _____________ ]

     COMMON STOCK, $.01 PAR VALUE                COMMON STOCK, $.01 PAR VALUE


THIS CERTIFICATE IS TRANSFERABLE                       CUSIP 46284P 10 4
IN BOSTON, MA OR NEW YORK, NY                    SEE REVERSE FOR CERTAIN
                                                 DEFINITIONS

THIS CERTIFIES THAT

                                  --SPECIMEN--

IS THE OWNER OF

FULLY PAID AND NONASSESSABLE SHARES, $.01 PAR VALUE, OF THE COMMON STOCK OF

IRON MOUNTAIN INCORPORATED transferable on the books of the Corporation in person or by attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are subject to the laws of the State of Delaware and to the Certificate of Incorporation and the By-Laws of the Corporation as from time to time amended. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
     IN WITNESS WHEREOF IRON MOUNTAIN INCORPORATED has caused its facsimile corporate seal and the facsimile signatures of its duly authorized officers to be hereunto affixed

Dated:

                                           Countersigned and Registered
                                              THE FIRST NATIONAL BANK OF BOSTON
                                                 (BOSTON)
                                                    Transfer Agent and Registrar

                                           BY

                                                    Authorized Signature

   [Signature of            [Iron Mountain Seal]            [Signature of
 Eugene B. Doggett]                                       C. Richard Reese]
Executive Vice President,                           Chairman and Chief Executive
Chief Financial Officer                                      Officer
   and Treasurer


[The borders of the front of the Certificate contain a graphic design]

                            [REVERSE OF CERTIFICATE]


                           IRON MOUNTAIN INCORPORATED


     THE CORPORATION IS AUTHORIZED TO ISSUE MORE THAN ONE CLASS OF STOCK. THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS A COPY OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE RIGHTS OF THE SHARES OF EACH OUTSTANDING CLASS OF STOCK OR SERIES THEREOF OF THE CORPORATION, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.


     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -as tenants in common         UNIF GIFT MIN ACT-______Custodian_______
TEN ENT -as tenants by the entireties                   (Cust)         (Minor)
JT TEN  -as joint tenants with right                    under Uniform Gifts to
          of survivorship and not as                     Minors Act_____________
          tenants in common                                           (State)

          Additional abbreviations may also be used though not in the above list


     For value received __________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF NEW OWNER

                   [Box]________________________________________________________

________________________________________________________________________________
             PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint


________________________________________________________________________Attorney
to transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises.

Dated _______________________



                         (Sign here)____________________________________________
                                    NOTICE:  THE  SIGNATURE  TO THIS  ASSIGNMENT
                                    MUST  CORRESPOND  WITH THE  NAME AS  WRITTEN
                                    UPON  THE FACE OF THE  CERTIFICATE  IN EVERY
                                    PARTICULAR     WITHOUT     ALTERATION     OR
                                    ENLARGEMENT, OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.